UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2006 (June 29, 2006)

Lightstone Value Plus Real Estate Investment Trust, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-117367	20-1237795
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

326 Third Street Lakewood, New Jersey 08701
Address, including zip code, of Principal Executive Offices)

Registrant's telephone number, including area code: (732) 367-0129

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 6, 2006, Lightstone Value Plus Real Estate Investment Trust, Inc. (the “Registrant”) filed a Current Report on Form 8-K with regard to the June 29, 2006 acquisition of four apartment communities located in suburban Michigan (the “Multifamily Properties”), as described in the Current Report. This Amendment to the Current Report includes financial information relating to the Multifamily Properties.

Material factors considered by the Registrant in assessing the Multifamily Properties for acquisition included the relatively stable occupancy and rental rates at each of the four locations, and the quality manner in which the Multifamily Properties have been maintained and operated. Concerns as to a weakening economy in the Detroit area, and continuing weakness in the auto industry, have been mitigated by rising residential mortgage rates that frequently make renting the more feasible option for individuals seeking a home.

Item 9.01 Financial Statements and Exhibits.

(a)
Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

Independent Auditors’ Report

Consolidated Statement of Revenues and Certain Operating Expenses

Notes to Consolidated Statement of Revenues and Certain Operating Expenses

(b)
Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.

Unaudited Pro Forma Consolidated Financial Information

Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2006

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2005

Unaudited Notes to Pro Forma Consolidated Financial Statements

(c)	Exhibits. None.

INDEPENDENT AUDITORS’ REPORT

To the Members of
LVP Michigan Multifamily Portfolio LLC

We have audited the accompanying consolidated statement of revenues and certain operating expenses (the “Summary Statement”) of the four apartment complexes located in Southeastern Michigan (the “Multifamily Properties”) for the year ended December 31, 2005. This Summary Statement is the responsibility of the Multifamily Properties’ management. Our responsibility is to express an opinion on the Summary Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Summary Statement is free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Multifamily Properties’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary Statement, assessing the accounting principles used and significant estimates made by management, as well as the overall presentation of the Summary Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Summary Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A of Lightstone Value Plus Real Estate Investment Trust, Inc.) as described in Note 2 to the Summary Statement and is not intended to be a complete presentation of the Multifamily Properties’ revenues and expenses.

In our opinion, the Summary Statement presents fairly, in all material respects, the consolidated revenues and certain operating expenses described in Note 2 to the Summary Statement of the Multifamily Properties, for the year ended December 31, 2005 in conformity with accounting principles generally accepted in the Unites States of America.

/s/ Amper, Politziner & Mattia, P.C.

July 18, 2006 Edison, New Jersey

LVP MICHIGAN MULTIFAMILY PORTFOLIO LLC
Consolidated Statement of Revenues and Certain Operating Expenses

	For the Year Ended December 31, 2005	For the Period January 1, 2006 Through June 28, 2006 (unaudited)
Revenues:
Rental income	$7,955,147	$3,871,608
Other income	425,737	268,573
Total revenues	8,380,884	4,140,181
Certain operating expenses:
Advertising	143,148	66,314
Payroll	1,189,424	607,870
Real estate taxes	967,192	467,908
Utilities	1,040,472	580,147
Repairs, maintenance and supplies	556,040	223,441
Insurance	162,678	94,970
Other expenses	193,399	78,179
Total certain operating expenses	4,252,353	2,118,829
Revenues in excess of certain operating expenses	$4,128,531	$2,021,352

See accompanying unaudited notes to pro forma consolidated financial statements.

LVP MICHIGAN MULTIFAMILY PORTFOLIO LLC
Notes to Consolidated Statement of Revenues and Certain Operating Expenses
For the Year Ended December 31, 2005 and
the Period January 1, 2006 through June 28, 2006 (unaudited)

1.	Organization

The Properties, consisting of Carriage Hill, Carriage Park, Macomb Manor and Scottsdale (the “Multifamily Properties”) represent four apartment communities located in suburban Michigan. On June 29, 2006, Lightstone Value Plus Real Estate Investment Trust, Inc. (the “Registrant” or “REIT”), through four wholly owned single purpose subsidiaries (the “Owners”) of LVP Michigan Multifamily Portfolio LLC (“LVP MMP”), acquired four apartment communities in suburban Michigan (the “Properties”) from Home Properties, L.P. and Home Properties WMF I, LLC (collectively, the “Seller”). Lightstone Value Plus REIT LP, the REIT's operating partnership (the “Partnership”), holds a 99% membership interest in LVP MMP, while the Registrant holds a 1% membership interest in LVP MMP. The Seller is not affiliated with the Registrant or its subsidiaries.

2.	Basis of Presentation

The consolidated statement of revenues and certain operating expenses (the “Summary Statement”) has been prepared for the purpose of complying with the provision of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. This Summary Statement includes the historical revenues and certain operating expenses of the Multifamily Properties, exclusive of items that may not be comparable to the proposed future operations of the Multifamily Properties, such as depreciation and amortization expense, interest expense and certain corporate expenses.

3.	Use of Estimates

The preparation of the Summary Statement in conformity with accounting principles generally accepted in the United States of America requires the Multifamily Properties’ management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	Significant Accounting Policies

Revenue Recognition
The Multifamily Properties lease their residential properties under leases with terms generally one year or less. Rental income is recognized on a straight-line basis over the related lease term. As a result, deferred rents receivable are created when rental income is recognized during the concession period of certain negotiated leases and amortized over the remaining term of the lease. Other income, which consists primarily of income from operation of laundry facilities, utility recovery, administrative fees, garage and carport rentals and miscellaneous charges to residents, is recognized when earned (when the services are provided, or when the resident incurs the charge).

5.	Interim Unaudited Financial Information

The Summary Statement for the period January 1, 2006 through June 28, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the future operating results.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Financial Information

On March 31, 2006, we acquired a 256,000 square foot retail outlet mall located in St. Augustine, Florida (“St. Augustine Outlets”), through LVP St. Augustine Outlets, LLC, a wholly owned subsidiary of Lightstone Value Plus REIT, L.P., our operating partnership. The acquisition price for St. Augustine Outlets was approximately $26.9 million, including acquisition-related transaction costs of approximately $.9 million. Approximately $4.5 million of the acquisition cost was funded with offering proceeds from the sale of our common stock and approximately $22.4 million was funded with a fixed rate loan secured by the acquired property.

On June 29, 2006, we acquired four apartment communities located in suburban Michigan (the “Multifamily Properties”). The Multifamily Properties were acquired through four wholly-owned, single purpose subsidiaries of LVP Michigan Multifamily Portfolio LLC (“LVP MMP”), a newly formed venture we own jointly (1% membership interest) with our operating partnership (99% membership interest). The aggregate acquisition price for the Multifamily Properties was approximately $44.2 million, including acquisition-related transaction costs. Approximately $4.6 million of the acquisition cost was funded with offering proceeds from the sale of our common stock and approximately $39.6 million was funded with a $40.7 million fixed rate loan secured by all of the Properties.

In as much as the St. Augustine Outlets and Multifamily Properties acquisitions have been reflected in our June 30, 2006 Balance Sheet, as filed in our quarterly report on Form 10-Q for the quarter ended June 30, 2006, no pro forma balance sheet is required.

In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Six Months Ended June 30, 2006

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired the St. Augustine Outlets (prior acquisition) and Multifamily Properties (current acquisition) on January 1, 2005. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the quarter ended June 30, 2006. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2005, nor does it purport to represent our future operations.

	Six Months Ended June 30, 2006 as Reported (a)	Pro Forma Adjustments of Prior Acquisitions (b)	Consolidated Statement of Revenues and Certain Operating Expenses (c)	Current Pro Forma Adjustments		Pro Forma Six Months Ended June 30, 2006
Real estate revenues	$1,492,121	$1,402,617	$4,140,181	$-		$7,034,919
Expenses
Property operating expense	431,586	408,902	1,650,921	-		2,491,409
Real estate taxes	161,139	153,681	467,908	-		782,728
Property management fees	63,936	70,968	-	165,607	(d)	300,511
Asset management fees	64,762	35,750	-	116,049	(e)	216,561
General and administrative	190,925	-	-	-		190,925
Depreciation and amortization	186,005	154,444		426,337	(f)	766,786
Total expenses	1,098,353	823,745	2,118,829	707,993		4,748,920
Operating income	393,768	578,872	2,021,352	(707,993)		2,285,999
Other income	68,030	16,735	-	-		84,765
Interest Expense	(435,895)	(413,340)	-	(1,206,865	)(g)	(2,056,100)
Loss allocated to minority interest	(4)	(30)	-	(19	)(h)	(53)

Net income	$25,899	$182,237	$2,021,352	$(1,914,877)		$314,611
Basic and diluted income per common share	$0.05					$0.33
Basic and diluted weighted average shares outstanding	571,656	113,441		282,212	(i)	967,309

See accompanying unaudited notes to pro forma consolidated financial statements.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2005

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired the St. Augustine Outlets (prior acquisition) and Multifamily Properties (current acquisition) on January 1, 2005. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our annual report on Form 10-K/A for the year ended December 31, 2005. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2005, nor does it purport to represent our future operations.

	Year Ended December 31, 2005 as Reported (a)	Pro Forma Adjustments of Prior Acquisitions (b)	Consolidated Statement of Revenues and Certain Operating Expenses (c)	Current Pro Forma Adjustments		Pro Forma Year Ended December 31, 2005
Rental revenue	$-	$5,639,184	$8,380,884	$-		$14,020,068
Expenses
Property operating expense	-	1,768,140	3,285,161			5,053,301
Real estate taxes	-	598,855	967,192			1,566,047
Property management fees	-	281,959	-	335,235	(d)	617,194
Asset management fees	-	143,000	-	232,098	(e)	375,098
General and administrative	117,571	-	-	-		117,571
Depreciation and amortization	-	547,287	-	2,062,173	(f)	2,609,460
Total expenses	117,571	3,339,241	4,252,353	2,629,506		10,338,671
Operating income (loss)	(117,571)	2,299,943	4,128,531	(2,629,506)		3,681,397
Interest Expense	-	(1,679,187)	-	(2,449,878	)(g)	(4,129,065)
(Income) loss allocated to minority interest	1,164	(1,356)	-	293	(h)	101

Net income (loss)	$(116,407)	$619,400	$4,128,531	$(5,079,091)		$(447,567)
Basic and diluted income (loss) per common share	$(5.82)					$(0.48)
Basic and diluted weighted average shares outstanding	20,000	451,100		460,000	(i)	931,100

See accompanying unaudited notes to pro forma consolidated financial statements.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2006

a.
Represents our historical operations for the six months ended June 30, 2006. Certain reclassifications have been made to the previously reported financial statements to conform to the pro forma presentation.

b.	Reflects pro forma adjustments for the acquisition of St. Augustine Outlets on March 31, 2006, as though the acquisition had occurred on January 1, 2005.

c.	Reflects the historical revenues and certain expenses of the Multifamily Properties.

d.
Reflects pro forma property management fees for the Multifamily Properties. The Multifamily Properties are managed by Beacon Property Management, an affiliate of our Advisor, for a fee of 4.0% of annual gross revenues, as defined in the property management agreement.

e.	Reflects pro forma asset management fees. Our investment in the Multifamily Properties is managed by our Advisor for an annual asset management fee of 0.55% of the asset value.

f.
Reflects depreciation of the Multifamily Properties real and personal property using the straight-line method over the estimated useful life of acquired assets. Assumes acquired in-place lease intangibles were fully amortized to expense by December 31, 2005.

g.	Reflects interest expense on the mortgage debt and the amortization of deferred financing costs over the 10 year term of the loan.

h.	Reflects the allocation of net earnings to the minority interest in our Operating Partnership..

i.
To adjust historical weighted average number of shares of common stock outstanding to reflect the sale of a sufficient number of shares needed to fund the cash portion of our investment in Multifamily Properties.

j.
For the year ending December 31, 2006, the Company intends to make an election to be taxed as a real estate investment trust (a “REIT”), under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”) and intends to be taxed as such beginning with its taxable year ending December 31, 2006. Accordingly, no provision for income taxes has been made.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2005

a.	Represents our historical operations for the year ended December 31, 2005.

b.	Reflects pro forma adjustments for the acquisition of St. Augustine Outlets on March 31, 2006, as though the acquisition had occurred on January 1, 2005.

c.	Reflects the historical revenues and certain expenses of the Multifamily Properties.

d.
Reflects pro forma property management fees for the Multifamily Properties. The Multifamily Properties are managed by Beacon Property Management, an affiliate of our Advisor, for a fee of 4.0% of annual gross revenues, as defined in the property management agreement.

e.	Reflects pro forma asset management fees. Our investment in the Multifamily Properties is managed by our Advisor for an annual asset management fee of 0.55% of the asset value.

f.
Reflects depreciation of the Multifamily Properties real and personal property using the straight-line method over the estimated useful life of acquired assets and the amortization of acquired in-place lease intangibles using the straight-line method over an estimated 12 month lease term.

g.	Reflects interest expense on the mortgage debt and the amortization of deferred financing costs over the 10 year term of the loan.

h.	Reflects the allocation of net earnings to the minority interest in our Operating Partnership.

i.
To adjust historical weighted average number of shares of common stock outstanding to reflect the sale of a sufficient number of shares needed to fund the cash portion of our investment in Multifamily Properties.

j.
For the year ending December 31, 2006, the Company intends to make an election to be taxed as a real estate investment trust (a “REIT”), under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”) and intends to be taxed as such beginning with its taxable year ending December 31, 2006. Accordingly, no provision for income taxes has been made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC.

Date: September 12, 2006	By:	/s/ Michael Schurer
Michael Schurer Chief Financial Officer and Treasurer